UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 1, 2008

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(212) 610-2200

eSpeed, Inc., 110 East 59th Street, New York, NY 10022

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On April 7, 2008, BGC Partners, Inc. (formerly known as eSpeed, Inc.) (the “Combined Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the U.S. Securities and Exchange Commission to report the completion of the merger (the “Merger”) of BGC Partners, LLC (formerly known as BGC Partners, Inc.) with and into the Combined Company. This Amendment No. 1 to the Current Report on Form 8-K/A restates Item 2.01 of the Initial Report to reflect changes to various numbers, percentages and related information set forth in Item 2.01.

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth in “Introductory Note” and in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.01.

The Merger Closing occurred on April 1, 2008. As a result of the Merger, the combined businesses of eSpeed and BGC Partners are held in two operating subsidiaries: (1) BGC U.S., which holds the U.S. businesses, and (2) BGC Global, which holds the non-U.S. businesses. In connection with the Merger, the Company contributed its assets and liabilities to BGC U.S. and BGC Global in exchange for limited partnership interests in these entities. As a result of this contribution, the Company received limited partnership interests in each of these entities.

In the Merger, an aggregate of 133,860,000 shares of Combined Company common stock and rights to acquire shares of Combined Company common stock were issued. Of these shares and rights to acquire shares, 56,000,000 were in the form of Class B common stock, par value $0.01 per share (“Class B Common Stock”), or rights to acquire Class B Common Stock, and the remaining 77,860,000 were in the form of Class A common stock, par value $0.01 per share (“Class A Common Stock,” together with the Class B Common Stock, the “Common Stock”)), or rights to acquire Class A Common Stock. Specifically, in the Merger, Cantor elected to have 9,618,764 of the BGC Partners Class B units converted in the Merger into our Class A Common Stock, and as a result:

•	none of the BGC Partners Class A units were outstanding immediately prior to the Merger;

•

each of the BGC Partners Class B units, 21,968,971 of which were outstanding immediately prior to the Merger, were converted into 9,618,764 shares of our Class A Common Stock, and 12,350,207 of our Class B Common Stock;

•

all of the issued and outstanding shares of our Class A Common Stock, 31,424,423 of which were issued and outstanding immediately prior to the Merger, and our Class B Common Stock, 19,497,800 of which were issued and outstanding immediately prior to the Merger, remained outstanding;

•	the one BGC Partners Class C unit which was issued and outstanding immediately prior to the Merger was converted into 100 shares of our Class B Common Stock;

•

the 67,069,530 BGC Holdings exchangeable limited partnership interests which were issued and outstanding immediately prior to the Merger became exchangeable with us for Class B Common Stock or Class A Common Stock on a one-for-one basis (subject to customary anti-dilution adjustments) in accordance with the terms of the BGC Holdings Limited Partnership Agreement; and

•

the 44,821,399 BGC Holdings founding partner interests which were issued and outstanding immediately prior to the Merger will not be exchangeable with us unless otherwise determined by Cantor in accordance with the terms of the BGC Holdings Limited Partnership Agreement, and Cantor has provided that a portion of the founding partner interests are exchangeable with us for Class A Common Stock on a one-for-one basis (subject to customary anti-dilution adjustments) in accordance with the terms of the BGC Holdings Limited Partnership Agreement on the basis described below.

Immediately following the Merger Closing:

•

the stockholders of the Company as of immediately prior to the Merger (including Cantor) owned equity interests representing approximately 40% of the economics of BGC U.S. and BGC Global as a result of their ownership of eSpeed’s Common Stock prior to the Merger; and

•

the equity owners of BGC U.S. and BGC Global as of immediately prior to the Merger (including Cantor and the BGC Holdings founding partners) owned equity interests representing approximately 60% of the economics of BGC U.S. and BGC Global as a result of their ownership of BGC Partners and its subsidiaries prior to the Merger.

Immediately following the Merger Closing, there were approximately 41,043,187 shares of our Class A Common Stock outstanding, of which 11,169,822 were held by Cantor and its managing general partner collectively. Each share of Class A Common Stock is generally entitled to one vote on matters submitted to our stockholders. In addition, as of the Merger Closing, Cantor and its managing general partner collectively held 31,848,107 shares of our Class B Common Stock (which represents all of the outstanding shares of our Class B Common Stock), representing, together with our Class A Common Stock held by Cantor and its managing general partner, approximately 91.7% of our voting power. Each share of Class B Common Stock is generally entitled to the same rights as a share of Class A Common Stock, except that, on matters submitted to a vote of our stockholders, each share of Class B Common Stock is entitled to 10 votes. The Class B Common Stock generally votes together with the Class A Common Stock on all matters submitted to a vote of our stockholders. In connection with the Separation and Merger, Cantor agreed to distribute, over time, an aggregate of 33,368,608 shares of Combined Company Common Stock, that Cantor holds, or will hold, to certain limited partners in Cantor and the BGC Holdings founding partners.

Immediately following the Merger Closing, Cantor held 67,069,530 outstanding BGC Holdings exchangeable limited partnership interests and the BGC Holdings founding partners held 44,821,399 outstanding BGC Holdings founding partner interests, including 3,160,215 held by the Combined Company’s Co-Chief Executive Officer, Lee M. Amaitis (including 1,100,000 additional BGC Holdings founding partner interests provided by Cantor to Mr. Amaitis after the redemption of the Cantor limited partnership interests), and 2,515,898 held by the Combined Company’s President, Shaun D. Lynn (including 200,000 additional BGC Holdings founding partner interests provided by Cantor to Mr. Lynn after the redemption of the Cantor limited partnership interests). The Combined Company’s Chairman and Co-Chief Executive Officer, Howard W. Lutnick, the Combined Company’s Executive Vice President, General Counsel and Secretary, Stephen M. Merkel, and the Combined Company’s Chief Financial Officer, Robert K. West, are not BGC Holdings founding partners and have not received BGC Holdings founding partner interests.

The BGC Holdings founding partner interests that Cantor has provided are exchangeable with us for Class A Common Stock on a one-for-one basis (subject to customary anti-dilution adjustments), in accordance with the terms of the BGC Holdings Limited Partnership Agreement, as follows:

•

20% of the BGC Holdings founding partner interests held by each founding partner (other than Messrs. Amaitis and Lynn) became exchangeable upon the Merger Closing, with one-third of the shares receivable by such BGC Holdings founding partner upon a full exchange becoming saleable on each of the first, second and third anniversaries of the Merger Closing (subject to acceleration), subject to applicable law;

•

(1) 1,100,000 of the BGC Holdings founding partner interests held by Mr. Amaitis at the Merger Closing became exchangeable upon the Merger Closing, (2) 40% of such BGC Holdings founding partner interests received by Mr. Amaitis in connection with the Separation and the Merger (less the 1,100,000 BGC Holdings founding partner interests referred to in clause (1) and any other interests or shares of Class A Common Stock that Mr. Amaitis is otherwise eligible to exchange or sell or has sold for any reason, including, without limitation, in connection with any grant of additional interests or stock options (collectively, the “Amaitis Applicable Shares”)) will become exchangeable on the second anniversary of the Merger Closing, (3) 60% of such BGC Holdings founding partner interests (less the Amaitis Applicable Shares) will become exchangeable on the third anniversary of the Merger Closing, (4) 80% of such BGC Holdings founding partner interests (less the Amaitis Applicable Shares) will become exchangeable on the fourth anniversary of the Merger Closing, and (5) 100% of such BGC Holdings founding partner interests (less the Amaitis Applicable Shares) will become exchangeable on the fifth anniversary of the Merger Closing (and any exchange of founding partner interests by Mr. Amaitis will be subject to the terms and conditions of the BGC Holdings Limited Partnership Agreement and the Letter Agreement (the “Amaitis Letter Agreement”), dated as of March 31, 2008, by and between Lee M. Amaitis and Cantor), with the shares received by Mr. Amaitis upon exchange being immediately saleable, subject to applicable law; and

•

(1) 600,000 of the BGC Holdings founding partner interests held by Mr. Lynn at the Merger Closing became exchangeable upon the Merger Closing, (2) 40% of such BGC Holdings founding partner interests (less the 600,000 BGC Holdings founding partner interests referred to in clause (1) and any other interests or shares of Class A Common Stock that Mr. Lynn is otherwise eligible to exchange or sell or has sold for any reason, including, without limitation, in connection with any grant of additional interests or stock options (collectively, the “Lynn Applicable Shares”)) will become exchangeable on the second anniversary of the Merger Closing, (3) 50% of such BGC Holdings founding partner interests (less the Lynn Applicable Shares) will become exchangeable on the third anniversary of the Merger

Closing, (4) 60% of such BGC Holdings founding partner interests received by Mr. Lynn (less the Lynn Applicable Shares) will become exchangeable on the fourth anniversary of the Merger Closing, (5) 70% of such BGC Holdings founding partner interests (less the Lynn Applicable Shares) will become exchangeable on the fifth anniversary of the Merger Closing, (6) 80% of such BGC Holdings founding partner interests (less the Lynn Applicable Shares) will become exchangeable on the sixth anniversary of the Merger Closing, (7) 90% of such BGC Holdings founding partner interests (less the Lynn Applicable Shares) will become exchangeable on the seventh anniversary of the Merger Closing, and (8) 100% of such BGC Holdings founding partner interests (less the Lynn Applicable Shares) will become exchangeable on the eighth anniversary of the Merger Closing (and any exchange of founding partner interests by Mr. Lynn will be subject to the terms and conditions of the BGC Holdings Limited Partnership Agreement and the Letter Agreement (the “Lynn Letter Agreement”), dated as of March 31, 2008, by and between Shaun D. Lynn and Cantor), with the shares received by Mr. Lynn upon exchange being immediately saleable, subject to applicable law.

The remaining outstanding BGC Holdings founding partner interests are not exchangeable with the Combined Company unless (1) Cantor reacquires such interests from BGC Holdings upon redemption of such BGC Holdings founding partner interests by BGC Holdings (which Cantor has the right to do under certain circumstances with respect to interests that have not become exchangeable), in which case such interests will be exchangeable with the Combined Company for Class A Common Stock or Class B Common Stock on a one-for-one basis (subject to customary anti-dilution adjustment), or (2) Cantor determines that such interests can be exchanged by such BGC Holdings founding partners with the Combined Company for Class A Common Stock, generally on a one-for-one basis (subject to customary anti-dilution adjustments), on terms and conditions to be determined by Cantor, provided that the terms and conditions of such exchange cannot in any way diminish or adversely affect the Combined Company’s rights or the rights of the Combined Company’s subsidiaries (it being understood that the Combined Company’s obligation to deliver shares of its Class A Common Stock upon exchange will not be deemed to diminish or adversely affect its rights or the rights of its subsidiaries, which exchange of certain interests Cantor expects to permit from time to time). Once a BGC Holdings founding partner interest becomes exchangeable (including those held by Mr. Amaitis and Mr. Lynn), such founding partner interest is automatically exchanged for Combined Company Class A Common Stock upon termination or bankruptcy of the holder of such interest or upon redemption by BGC Holdings. In the case of the death of Mr. Amaitis or Mr. Lynn, their BGC Holdings founding partner interests which are then not exchangeable will be automatically exchanged and the shares of Combined Company Class A Common Stock distributed on the same schedule as if Mr. Amaitis or Mr. Lynn, as applicable, had not died and had exchanged the maximum amount possible on each applicable anniversary of the Merger Closing.

In addition, upon the Merger Closing, 1,569,859 restricted equity units (“REUs”) in BGC Holdings were issued, of which 526,315 were issued in connection with the 2008 acquisition of Radix Energy (Singapore) Pte Ltd. (the “Radix Acquisition”), and 2,155,927 restricted stock units (“RSUs”) relating to the Combined Company’s Class A Common Stock were issued. The terms and conditions of the exchangeability for Combined Company Class A Common Stock of 1,043,544 of the REUs issued upon the Merger Closing will be determined by the Company, as the indirect general partner of BGC Holdings, subject to Cantor’s consent, as the holder of a majority in interest of the BGC Holdings exchangeable limited partnership interest, in accordance with the terms of the BGC Holdings Limited Partnership Agreement, and the 526,315 REUs issued in connection with the Radix acquisition become exchangeable over time if certain performance goals are met. Included in the above, in connection with the Separation and the Merger, Messrs. Lutnick, Amaitis, Lynn, Merkel and West were issued 265,487, 132,744, 132,744, 41,912 and 21,105 REUs, respectively. Additionally, Mr. West was issued 11,387 RSUs. These issuances were pursuant to the Merger Agreement which permitted grants of REUs and RSUs prior to the Merger Closing with an aggregate value: (a) with respect to the fiscal year ended December 31, 2007, of no greater than $22.0 million and (b) with respect to the fiscal year ended December 31, 2008, of no greater than $22.0 million, and for each of clauses (a) and (b), with each such right to receive one RSU or REU valued for these purposes at the closing price of eSpeed Class A Common Stock on the date of the grant of the right, as well as additional REUs or RSUs in connection with acquisitions, as was the case with the issuances of REUs in connection with the Radix Acquisition, and the hiring of new employees prior to the Merger.

In connection with the Separation and prior to the Merger, Messrs. Amaitis, Lynn and Merkel, as well as two other individuals who are employed by one or more of the Company or its affiliates, used some of the proceeds that they received in respect of the sale of their Cantor limited partnership interests or interests in BGC Holdings and/or distribution rights received in redemption of their Cantor limited partnership interests to repay certain loans made or guaranteed by Cantor, for repayment of borrowings to their applicable lenders or for payment of required capital contributions, for the substantial majority of which Cantor was the lender, or in the case of capital contributions, the recipient, and the remainder of which were guaranteed by Cantor in the amount of, including accrued interest, $46,282,680 for Mr. Amaitis, $8,095,534 for Mr. Lynn, $466,397 for Mr. Merkel, $2,935,730 for one of the other individuals who is employed by the Company or one of its affiliates, and $329,354 for the other individual who is employed by the Company or one of its affiliates, respectively. Following such sales and repayments, Messrs. Lutnick, Amaitis, Lynn, Merkel and West held the number of BGC Holdings founding partner interests set forth above, as well as distribution rights to receive from Cantor, over time, 7,742,325, 412,043, 0, 235,683 and 0 shares, respectively of the Combined Company’s Common

Stock. For a fuller description of these sales and repayments, in connection with which Cantor redeemed certain limited partnership interests in Cantor held by Mr. Amaitis for $135.00 per interest, see “Item 13. Certain Relationships and Related Transactions, and Director Independence—Repayment of Existing Loans and Required Capital Contributions” in the Form 10-K which section is incorporated by reference into this Item 2.01. In addition, CF Group Management, Inc. (“CFGM”), the managing general partner of Cantor, KBCR Management Partners, LLC (“KBCR”), a general partner of Cantor, LFA LLC (“LFA”), a limited liability company whose members include Mr. Lutnick’s wife, and a trust for the benefit of descendants of Mr. Lutnick (the “Trust”), hold distribution rights to receive from Cantor, over time, 2,050,197, 2,048,000, 171,842 and 1,610,182 shares, respectively, of the Combined Company’s Common Stock. Mr. Lutnick is the President and sole stockholder of CFGM, the managing member of each of KBCR and LFA and has limited powers to remove and replace the trustees of the Trust.

Following the completion of the Merger, on April 2, 2008, the Combined Company’s Class A Common Stock changed its trading symbol and started to trade on the NASDAQ Global Market under the symbol “BGCP.”

The Merger Agreement and its amendments are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 2.01.

The Amaitis Letter Agreement and the Lynn Letter Agreement are filed as Exhibits 10.15 and 10.16, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 2.01.

A copy of the press release issued by the Company announcing the completion of the Merger on April 1, 2008 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: April 16, 2008	By:	/s/ Stephen M. Merkel
		Name:	Stephen M. Merkel
		Title:	Executive Vice President, General Counsel and Secretary